Exhibit 99.2

Second Quarter Fiscal 2010
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2009

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

October 31, 2009

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Economic Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of October 31, 2009	24

Growth and Strategy
Fiscal 2010 Acquisition Summary	25

Definitions	26

Company Background and Highlights
Second Quarter Fiscal 2010

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the three months ended October 31, 2009, IRET acquired two properties: an approximately 42,180 square foot showroom/warehouse property located in a western suburb of Des Moines, Iowa, triple-net leased to a single tenant, for which the Company paid a total of approximately $3.4 million, a portion of which was paid in UPREIT Units valued at a total of approximately $2.9 million, or $10.25 per Unit, with the remainder paid in cash; and an approximately 15,000 square foot, 2-story office building on 1.5 acres located near the Company’s corporate headquarters building in Minot, North Dakota, for a total of $2.4 million, a portion of which the Company paid in UPREIT Units valued at a total of approximately $90,000, with the remainder paid in cash. IRET had no development projects placed in service or dispositions during the second quarter of fiscal year 2010.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program. IRET sold no common shares under this program during the second quarter of fiscal year 2010. During the first quarter of fiscal year 2010, IRET sold 116,869 common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $1.1 million.

During the second quarter of fiscal year 2010, IRET completed a public offering of 9,200,000 common shares of beneficial interest at $8.25 per share (before underwriting discounts and offering expenses). Proceeds to the Company were approximately $72 million, after deducting underwriting discounts but before deducting offering expenses.

IRET's second quarter fiscal year 2010 results reflect the continuing challenges the real estate industry faced during the three months ended October 31,2009, and worsening conditions in IRET's multi-family residential segment in particular.  During this quarter, factors adversely affecting demand for IRET’s commercial and multi-family properties continued to be pervasive across the United States and in IRET’s markets, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents. Additionally, continued job losses pressured occupancy and revenue in the Company’s multi-family residential segment. We expect current credit market conditions and the continued high level of unemployment to maintain or increase credit stresses on Company tenants, and continue to expect this tenant stress to lead to increases in past due accounts and vacancies.

In the second quarter of fiscal year 2010, IRET paid its 154th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1710 per share/unit distribution was paid October 1, 2009.

As of October 31, 2009, IRET owns a diversified portfolio of 246 properties consisting of 77 multi-family residential properties, 68 office properties, 49 medical properties (including senior housing), 19 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of October 31, 2009)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential; Commercial Office, Medical, Industrial, Retail
Total Properties	246
Total Square Feet
(commercial properties)	11.8 million
Total Units
(multi-family residential properties)	9,669
Common Shares Outstanding (thousands)	73,502
Limited Partnership Units Outstanding (thousands)	20,962
Common Share Distribution - Quarter/Annualized	$0.1710/$0.684
Dividend Yield	8.2%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Thomas A. Wentz, Sr.	Senior Vice President, Investment Officer
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Karin M. Wentz	Senior Vice President, Chief Compliance Officer, Associate General Counsel & Secretary

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle R. Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	2nd Quarter Fiscal Year 2010	1st Quarter Fiscal Year 2010	4th Quarter Fiscal Year 2009	3rd Quarter Fiscal Year 2009	2nd Quarter Fiscal Year 2009
High Closing Price	$9.75	$9.47	$10.43	$10.71	$11.19
Low Closing Price	$8.19	$8.30	$8.60	$7.43	$7.66
Average Closing Price	$9.06	$8.73	$9.58	$9.71	$10.01
Closing Price at end of quarter	$8.37	$9.31	$9.25	$9.95	$9.88
Common Share Distributions—annualized	$0.684	$0.682	$0.680	$0.678	$0.676
Closing Dividend Yield - annualized	8.2%	7.3%	7.4%	6.8%	6.8%
Closing common shares outstanding (thousands)	73,502	63,788	60,304	59,127	58,713
Closing limited partnership units outstanding (thousands)	20,962	20,837	20,838	21,184	21,287
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$790,664	$787,859	$750,564	$799,094	$790,400

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Second Quarter Fiscal 2010 Acquisitions

Clive 2075 NW 94th Street - Clive, IA	Minot 2505 16th Street SW - Minot, ND

Investment Cost by Segment – Second Quarter Fiscal 2010
With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.9%
Commercial Industrial
6.3%
Multi-Family Residential
31.4%
Commercial Medical
22.4%
Commercial Office
33.0%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
ASSETS
Real estate investments
Property owned	$1,749,489	$1,737,466	$1,729,585	$1,719,690	$1,690,763
Less accumulated depreciation	(286,555)	(274,497)	(262,871)	(251,493)	(240,452)
	1,462,934	1,462,969	1,466,714	1,468,197	1,450,311
Development in progress	0	0	0	0	17,603
Unimproved land	5,966	5,713	5,701	5,695	5,036
Mortgage loans receivable, net of allowance	159	160	160	161	528
Total real estate investments	1,469,059	1,468,842	1,472,575	1,474,053	1,473,478
Other assets
Cash and cash equivalents	102,732	43,935	33,244	31,022	40,855
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	16,588	16,201	16,012	15,558	14,962
Accounts receivable, net of allowance	4,830	4,148	2,738	3,678	3,676
Real estate deposits	635	460	88	242	86
Prepaid and other assets	2,750	2,900	1,051	1,514	1,813
Intangible assets, net of accumulated amortization	48,118	49,820	52,173	55,663	56,576
Tax, insurance, and other escrow	6,661	7,984	7,261	8,271	6,182
Property and equipment, net of accumulated depreciation	1,450	1,293	1,015	1,436	1,432
Goodwill	1,392	1,392	1,392	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization	17,273	16,958	17,122	16,039	16,037
TOTAL ASSETS	$1,671,908	$1,614,353	$1,605,091	$1,609,288	$1,616,909

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$29,760	$32,508	$32,773	$32,275	$26,645
Revolving lines of credit	6,594	13,000	5,500	8,500	15,000
Mortgages payable	1,060,131	1,055,705	1,070,158	1,068,127	1,066,113
Other	1,421	1,455	1,516	1,636	703
TOTAL LIABILITIES	1,097,906	1,102,668	1,109,947	1,110,538	1,108,461

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,943	1,908	1,737	1,939	1,961
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	566,395	490,441	461,648	451,296	447,711
Accumulated distributions in excess of net income	(176,580)	(165,349)	(155,956)	(147,573)	(138,392)
Total Investors Real Estate Trust shareholders’ equity	417,132	352,409	333,009	331,040	336,636
Noncontrolling interests – Operating Partnership	143,260	145,120	148,199	153,566	157,622
Noncontrolling interests – consolidated real estate entities	11,667	12,248	12,199	12,205	12,229
Total equity	572,059	509,777	493,407	496,811	506,487
TOTAL LIABILITIES AND EQUITY	$1,671,908	$1,614,353	$1,605,091	$1,609,288	$1,616,909

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2009	10/31/2008	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
Real estate revenue	$120,417	$118,419	$59,596	$60,821	$60,652	$60,934	$59,573
Real estate expenses	48,901	47,757	24,485	24,416	24,495	25,899	23,953
Net operating income	71,516	70,662	35,111	36,405	36,157	35,035	35,620
Interest	(34,601)	(33,966)	(17,200)	(17,401)	(17,436)	(17,341)	(17,078)
Depreciation/amortization	(29,624)	(27,726)	(14,981)	(14,643)	(14,438)	(14,550)	(13,959)
Administrative expenses, advisory and trustee services	(2,985)	(2,570)	(1,498)	(1,487)	(976)	(1,336)	(1,239)
Other expenses	(932)	(844)	(498)	(434)	(283)	(313)	(482)
Impairment of real estate investment	(860)	0	(860)	0	(338)	0	0
Other income	255	536	126	129	234	152	288
Gain on sale of other investments	0	54	0	0	0	0	54
Net income	$2,769	$6,146	$200	$2,569	$2,920	$1,647	$3,204

Net income attributable to noncontrolling interest – Operating Partnership	(420)	(1,347)	59	(479)	(596)	(284)	(700)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(47)	82	26	(73)	(57)	15	19
Net income attributable to Investors Real Estate Trust	2,302	4,881	285	2,017	2,267	1,378	2,523
Dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,116	$3,695	$(308)	$1,424	$1,674	$785	$1,930

Per Share Data
Net income per common share – basic & diluted	$.02	$.06	$.00	$.02	$.03	$.02	$.03

Percentage of Revenues
Real estate expenses	40.6%	40.3%	41.1%	40.1%	40.4%	42.5%	40.2%
Interest	28.7%	28.7%	28.9%	28.6%	28.7%	28.5%	28.7%
Depreciation/amortization	24.6%	23.4%	25.1%	24.1%	23.8%	23.9%	23.4%
General and administrative	2.5%	2.2%	2.5%	2.4%	1.6%	2.2%	2.1%
Net income	2.3%	5.2%	0.3%	4.2%	4.8%	2.7%	5.4%

Ratios
EBITDA(1)/Interest expense	1.93	x	1.98	x	1.88	x	1.98	x	1.99	x	1.93	x	1.99	x
EBITDA/Interest expense plus preferred distributions	1.87	x	1.92	x	1.82	x	1.92	x	1.92	x	1.86	x	1.92	x

(1)	See Definitions on page 26. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2009	10/31/2008	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$2,302	$4,881	$285	$2,017	$2,267	$1,378	$2,523
Less dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	1,116	3,695	(308)	1,424	1,674	785	1,930
Adjustments:
Noncontrolling interests – Operating Partnership	420	1,347	(59)	479	596	284	700
Depreciation and amortization	29,525	27,481	14,926	14,599	14,360	14,454	13,840
Gain on depreciable property sales	0	(54)	0	0	0	0	(54)
Funds from operations applicable to common shares and Units	$31,061	$32,469	$14,559	$16,502	$16,630	$15,523	$16,416

FFO per share and unit - basic and diluted	$.36	$.41	$0.16	$0.20	$0.21	$0.19	$0.21
Weighted average shares and units	85,184	79,441	87,162	83,223	80,361	80,038	79,668

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2009	10/31/2008	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$2,302	$4,881	$285	$2,017	$2,267	$1,378	$2,523
Adjustments:
Noncontrolling interests – Operating Partnership	420	1,347	(59)	479	596	284	700
Income before noncontrolling interests – Operating Partnership	2,722	6,228	226	2,496	2,863	1,662	3,223
Add:
Interest	34,601	33,966	17,200	17,401	17,436	17,341	17,078
Depreciation/amortization related to real estate investments	28,500	26,798	14,432	14,068	13,825	14,023	13,480
Amortization related to non-real estate investments	1,124	928	549	575	613	527	479
Amortization related to real estate revenues(2)	64	(109)	30	34	3	(27)	(52)
Less:
Interest income	(128)	(433)	(62)	(66)	(51)	(123)	(210)
Gain on sale of real estate, land and other investments	0	(54)	0	0	0	0	(54)
EBITDA	$66,883	$67,324	$32,375	$34,508	$34,689	$33,403	$33,944

(1)	See Definitions on page 26.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

7.08%      7.64%      7.01%      5.75%      6.18%      5.73%      5.72%      6.37%      5.80%      6.45%      5.87%

195,000
180,000
165,000
150,000
135,000
120,000
105,000
90,000
75,000
60,000
45,000
30,000
15,000
-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2010	$42,526	$3,418	$45,944	7.08%	4.3%
2011	80,297	0	80,297	7.64%	7.6%
2012	93,014	0	93,014	7.01%	8.8%
2013	23,033	0	23,033	5.75%	2.2%
2014	48,434	988	49,422	6.18%	4.6%
2015	81,941	0	81,941	5.73%	7.7%
2016	64,069	274	64,343	5.72%	6.1%
2017	188,458	0	188,458	6.37%	17.8%
2018	89,257	0	89,257	5.80%	8.4%
2019	67,390	673	68,063	6.45%	6.4%
Thereafter	275,944	415	276,359	5.87%	26.1%
Total maturities	$1,054,363	$5,768	$1,060,131	6.27%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
Balances Outstanding
Mortgage
Fixed rate	$1,054,363	$1,046,530	$1,060,581	$1,053,527	$1,054,938
Variable rate	5,768	9,175	9,577	14,600	11,175
Mortgage total	1,060,131	1,055,705	1,070,158	1,068,127	1,066,113

Weighted Average Interest Rates
Secured	6.27%	6.31%	6.30%	6.34%	6.36%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF OCTOBER 31, 2009

Property	Maturity Date		Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Multi-Family Residential
17 South Main Apartments - Minot, ND	11/4/2009	(2)	$195	$0	$0	$0	$0	$195
401 South Main Apartments - Minot, ND	11/4/2009	(2)	683	0	0	0	0	683
Minot 4th Street Apartments - Minot, ND	11/4/2009	(2)	98	0	0	0	0	98
Minot 11th Street Apartments - Minot, ND	11/4/2009	(2)	98	0	0	0	0	98
Minot Fairmont Apartments - Minot, ND	11/4/2009	(2)	391	0	0	0	0	391
Minot Westridge Apartments - Minot, ND	11/4/2009	(2)	1,953	0	0	0	0	1,953
Dakota Hill at Valley Ranch - Irving, TX	2/1/2010	(3)	22,509	0	0	0	0	22,509
Southbrook & Mariposa - Topeka, KS	2/1/2010		3,140	0	0	0	0	3,140
Kirkwood Manor - Bismarck, ND	5/1/2010	(4)	0	1,896	0	0	0	1,896
The Meadows I - Jamestown, ND	8/1/2010		0	898	0	0	0	898
The Meadows II - Jamestown, ND	8/1/2010		0	898	0	0	0	898
Olympic Village - Billings, MT	11/1/2010		0	7,595	0	0	0	7,595
Southview Apartments - Minot, ND	11/1/2010		0	725	0	0	0	725
Valley Park Manor - Grand Forks, ND	11/1/2010		0	2,696	0	0	0	2,696
Valley Park Manor - Grand Forks, ND	11/1/2010		0	819	0	0	0	819
Ridge Oaks Apartments - Sioux City, IA	2/1/2011		0	2,596	0	0	0	2,596
Sunset Trail I - Rochester, MN	3/1/2011		0	3,906	0	0	0	3,906
Sunset Trail II - Rochester, MN	3/1/2011		0	3,789	0	0	0	3,789
Oakwood - Sioux Falls, SD	6/1/2011		0	0	3,445	0	0	3,445
Oxbow - Sioux Falls, SD	6/1/2011		0	0	3,755	0	0	3,755
Chateau Apartments - Minot, ND	7/1/2011		0	0	1,785	0	0	1,785
Oakmont Apartments - Sioux Falls, SD	9/1/2011		0	0	3,706	0	0	3,706
Canyon Lake Apartments - Rapid City, SD	10/1/2011		0	0	2,676	0	0	2,676
The Meadows III - Jamestown, ND	11/1/2011		0	0	986	0	0	986
Monticello Apartments - Monticello, MN	3/1/2013		0	0	0	3,116	0	3,116
Summary of Debt due after 2013			0	0	0	0	245,642	245,642
Sub-Total Multi-Family Residential			$29,067	$25,818	$16,353	$3,116	$245,642	$319,996

Commercial Office
Westgate I - Boise, ID	1/1/2010		$1,861	$0	$0	$0	$0	$1,861
Westgate II - Boise, ID	1/1/2010		4,557	0	0	0	0	4,557
Northgate II - Maple Grove, MN	2/1/2010	(4)	1,291	0	0	0	0	1,291
Southeast Tech Center - Eagan, MN	2/1/2010	(4)	3,493	0	0	0	0	3,493
Brenwood - Minnetonka, MN	10/1/2010		0	7,527	0	0	0	7,527
Nicollet VII - Burnsville, MN	12/1/2010		0	4,030	0	0	0	4,030
Dewey Hill Business Center - Edina, MN	1/1/2011		0	2,624	0	0	0	2,624
Plymouth IV - Plymouth, MN	1/1/2011		0	3,218	0	0	0	3,218
Plymouth V - Plymouth, MN	1/1/2011		0	4,631	0	0	0	4,631
Whitewater Plaza - Minnetonka, MN	3/1/2011		0	2,658	0	0	0	2,658
Whitewater Plaza - Minnetonka, MN	3/1/2011		0	1,378	0	0	0	1,378
2030 Cliff Road - Eagan, MN	4/1/2011		0	482	0	0	0	482
Cold Spring Center - St. Cloud, MN	4/1/2011		0	4,124	0	0	0	4,124
Pillsbury Business Center - Edina, MN	4/1/2011		0	934	0	0	0	934
Golden Hills Office Center - Golden Valley, MN	7/1/2011		0	0	14,443	0	0	14,443
Wells Fargo Center - St Cloud, MN	7/1/2011		0	0	6,762	0	0	6,762
Interlachen Corporate Center - Eagan, MN	10/11/2011		0	0	9,741	0	0	9,741
Bloomington Business Plaza - Bloomington, MN	12/1/2011		0	0	4,234	0	0	4,234
Wirth Corporate Center - Golden Valley, MN	2/1/2012		0	0	4,143	0	0	4,143
Summary of Debt due after 2013			0	0	0	0	283,263	283,263
Sub-Total Commercial Office			$11,202	$31,606	$39,323	$0	$283,263	$365,394

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF OCTOBER 31, 2009 (continued)

Property	Maturity Date		Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011		$0	$21,805	$0	$0	$0	$21,805
Edina 6525 France SMC II - Edina, MN	6/1/2011		0	0	9,759	0	0	9,759
Edina 6405 France Medical - Edina, MN	1/1/2012		0	0	9,223	0	0	9,223
Edina 6363 France Medical - Edina, MN	4/1/2012		0	0	8,067	0	0	8,067
Fox River Cottages - Grand Chute, WI	5/1/2012		0	0	0	2,287	0	2,287
Summary of Debt due after 2013			0	0	0	0	201,453	201,453
Sub-Total Commercial Medical			$0	$21,805	$27,049	$2,287	$201,453	$252,594

Commercial Industrial
Lexington Commerce Center - Eagan, MN	2/1/2010	(4)	$2,809	$0	$0	$0	$0	$2,809
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011		0	0	3,740	0	0	3,740
Stone Container - Roseville, MN	2/1/2012		0	0	4,071	0	0	4,071
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012		0	0	2,478	0	0	2,478
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013		0	0	0	7,669	0	7,669
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013		0	0	0	4,032	0	4,032
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013		0	0	0	5,929	0	5,929
Summary of Debt due after 2013			0	0	0	0	35,062	35,062
Sub-Total Commercial Industrial			$2,809	$0	$10,289	$17,630	$35,062	$65,790

Commercial Retail
Grand Forks MedPark Mall - Grand Forks, ND	3/1/2010		$2,866	$0	$0	$0	$0	$2,866
Minot Plaza - Minot, ND	8/1/2010		0	624	0	0	0	624
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011		0	444	0	0	0	444
Summary of Debt due after 2013			0	0	0	0	52,423	52,423
Sub-Total Commercial Retail			$2,866	$1,068	$0	$0	$52,423	$56,357

Total			$45,944	$80,297	$93,014	$23,033	$817,843	$1,060,131

(1)	Totals are principal balances as of October 31, 2009.
(2)	Refinanced with Dacotah Bank Line of Credit renewal in November 2009.
(3)	In discussions with lenders to refinance property, also pursuing a sale of the property.
(4)	Loan commitment received, refinancing pending.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	10/31/2009		07/31/2009		04/30/2009		01/31/2009		10/31/2008
Equity Capitalization
Common shares outstanding	73,502		63,788		60,304		59,127		58,713
Operating partnership (OP) units outstanding	20,962		20,837		20,838		21,184		21,287
Total common shares and OP units outstanding	94,464		84,625		81,142		80,311		80,000
Market price per common share (closing price at end of period)	$8.37		$9.31		$9.25		$9.95		$9.88
Equity capitalization-common shares and OP units	$790,664		$787,859		$750,564		$799,094		$790,400
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$817,981		$815,176		$777,881		$826,411		$817,717

Debt Capitalization
Total mortgage debt	$1,060,131		$1,055,705		$1,070,158		$1,068,127		$1,066,113
Total capitalization	$1,878,112		$1,870,881		$1,848,039		$1,894,538		$1,883,830

Total debt to total capitalization	0.56:1		0.56:1		0.58:1		0.56:1		0.57:1

Earnings to fixed charges(1)	1.01	x	1.14	x	1.16	x	1.08	x	1.16	x
Earnings to combined fixed charges and preferred distributions(1)	0.98	x	1.11	x	1.13	x	1.05	x	1.13	x
Debt service coverage ratio(1)	1.36	x	1.39	x	1.42	x	1.39	x	1.41	x

Distribution Data
Common shares and units outstanding at record date	84,818		84,280		80,323		80,018		79,566
Total common distribution paid	$14,504		$14,370		$13,656		$13,562		$13,445
Common distribution per share and unit	$.1710		$.1705		$0.1700		$0.1695		$0.1690
Payout ratio (FFO per share and unit basis)(1)	106.9%		85.3%		81.0%		89.2%		80.5%

(1)	See Definitions on page 26.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended October 31,			Six Months Ended October 31,
Segment	2009	2008	% Change	2009	2008	% Change
Multi-Family Residential	$9,571	$10,214	(6.3%)	$19,054	$19,871	(4.1%)
Commercial Office	11,373	11,475	(0.9%)	23,106	22,840	1.2%
Commercial Medical	8,980	8,969	0.1%	18,769	18,060	3.9%
Commercial Industrial	1,970	2,173	(9.3%)	4,310	4,536	(5.0%)
Commercial Retail	2,190	2,357	(7.1%)	4,558	4,695	(2.9%)
	$34,084	$35,188	(3.1%)	$69,797	$70,002	(0.3%)

(1)	For Three and Six Months Ended October 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and six months ended October 31, 2009, 88.7% and 89.9% , respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 97,986. Occupancy % for the three and six months ended October 31, 6.4% and 11.9% , respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2009, 100.0% and 85.9% , respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and six months ended October 31, 2009, 100% and 100.0% , respectively.

For Three and Six Months ended October 31, 2008, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.
Total number of units, 328. Occupancy % for the three and six months ended October 31, 2008, 93.8% and 89.5%, respectively.

Commercial Office -	401 South Main, Minot, ND and Bismarck 715 E Broadway, Bismarck, ND. Total square footage, 30,943. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2008, 66.0% and 66.7%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,406	$20,436	$12,759	$3,110	$3,287	$0	$57,998
Non-Stabilized	850	47	472	229	0	0	1,598
Total	19,256	20,483	13,231	3,339	3,287	0	59,596

Real estate expenses
Stabilized(1)	8,835	9,075	3,779	1,140	1,097	0	23,926
Non-Stabilized	304	11	182	62	0	0	559
Total	9,139	9,086	3,961	1,202	1,097	0	24,485

Net Operating Income (NOI)
Stabilized(1)	9,571	11,373	8,980	1,970	2,190	0	34,084
Non-Stabilized	546	24	290	167	0	0	1,027
Net operating income	$10,117	$11,397	$9,270	$2,137	$2,190	$0	$35,111

Reconciliation of NOI to net income (loss) available to common shareholders
Interest expense	$(5,093)	$(5,868)	$(4,152)	$(1,020)	$(891)	$(176)	$(17,200)
Depreciation/amortization	(3,745)	(5,546)	(3,941)	(961)	(706)	(82)	(14,981)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,498)	(1,498)
Other expenses	0	0	0	0	0	(498)	(498)
Impairment of real estate investments	0	(152)	0	0	(708)	0	(860)
Other income	0	0	0	0	0	126	126
Net income (loss)	1,279	(169)	1,177	156	(115)	(2,128)	200
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	59	59
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	26	26
Net income (loss) attributable to Investors Real Estate Trust	1,279	(169)	1,177	156	(115)	(2,043)	285
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,279	$(169)	$1,177	$156	$(115)	$(2,636)	$(308)

(1)	For Three and Six Months ended October 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and six months ended October 31, 2009, 88.7% and 89.9% , respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 97,986. Occupancy % for the three and six months ended October 31, 6.4% and 11.9% , respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2009, 100.0% and 85.9% , respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and six months ended October 31, 2009, 100% and 100.0% , respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2008
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,865	$20,658	$12,763	$2,975	$3,513	$0	$58,774
Non-Stabilized	537	65	197	0	0	0	799
Total	19,402	20,723	12,960	2,975	3,513	0	59,573

Real estate expenses
Stabilized(1)	8,651	9,183	3,794	802	1,156	0	23,586
Non-Stabilized	278	20	69	0	0	0	367
Total	8,929	9,203	3,863	802	1,156	0	23,953

Net Operating Income (NOI)
Stabilized(1)	10,214	11,475	8,969	2,173	2,357	0	35,188
Non-Stabilized	259	45	128	0	0	0	432
Net operating income	$10,473	$11,520	$9,097	$2,173	$2,357	$0	$35,620

Reconciliation of NOI to net income (loss) available to common shareholders
Interest (expense) income	$(4,916)	$(5,945)	$(4,246)	$(952)	$(992)	$(27)	$(17,078)
Depreciation/amortization	(3,499)	(5,118)	(3,194)	(903)	(698)	(547)	(13,959)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,239)	(1,239)
Other expenses	0	0	0	0	0	(482)	(482)
Other income	0	0	0	0	0	288	288
Gain on sale of other investments	0	0	0	0	0	54	54
Net income (loss)	2,058	457	1,657	318	667	(1,953)	3,204
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(700)	(700)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	19	19
Net income (loss) attributable to Investors Real Estate Trust	2,058	457	1,657	318	667	(2,634)	2,523
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,058	$457	$1,657	$318	$667	$(3,227)	$1,930

(1)	For Three and Six Months ended October 31, 2008, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.
Total number of units, 328. Occupancy % for the three and six months ended October 31, 2008, 93.8% and 89.5%, respectively.

Commercial Office -	401 South Main, Minot, ND and Bismarck 715 E Broadway, Bismarck, ND. Total square footage, 30,943. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2008, 66.0% and 66.7%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$36,680	$41,555	$26,074	$6,363	$6,746	$0	$117,418
Non-Stabilized	1,659	94	875	371	0	0	2,999
Total	38,339	41,649	26,949	6,734	6,746	0	120,417

Real estate expenses
Stabilized(1)	17,626	18,449	7,305	2,053	2,188	0	47,621
Non-Stabilized	747	84	349	100	0	0	1,280
Total	18,373	18,533	7,654	2,153	2,188	0	48,901

Net Operating Income (NOI)
Stabilized(1)	19,054	23,106	18,769	4,310	4,558	0	69,797
Non-Stabilized	912	10	526	271	0	0	1,719
Net operating income	$19,966	$23,116	$19,295	$4,581	$4,558	$0	$71,516

Reconciliation of NOI to net income (loss) available to common shareholders
Interest expense	$(10,136)	$(11,763)	$(8,532)	$(2,024)	$(1,858)	$(288)	$(34,601)
Depreciation/amortization	(7,456)	(11,230)	(7,488)	(1,883)	(1,411)	(156)	(29,624)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,985)	(2,985)
Other expenses	0	0	0	0	0	(932)	(932)
Impairment of real estate investments	0	(152)	0	0	(708)	0	(860)
Other income	0	0	0	0	0	255	255
Net income (loss)	2,374	(29)	3,275	674	581	(4,106)	2,769
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(420)	(420)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(47)	(47)
Net income (loss) attributable to Investors Real Estate Trust	2,374	(29)	3,275	674	581	(4,573)	2,302
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,374	$(29)	$3,275	$674	$581	$(5,759)	$1,116

(1)	For Three and Six Months ended October 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and six months ended October 31, 2009, 88.7% and 89.9% , respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 97,986. Occupancy % for the three and six months ended October 31, 6.4% and 11.9% , respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2009, 100.0% and 85.9% , respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and six months ended October 31, 2009, 100% and 100.0% , respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2008
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$36,997	$41,463	$25,616	$6,071	$6,991	$0	$117,138
Non-Stabilized	1,006	66	209	0	0	0	1,281
Total	38,003	41,529	25,825	6,071	6,991	0	118,419

Real estate expenses
Stabilized(1)	17,126	18,623	7,556	1,535	2,296	0	47,136
Non-Stabilized	528	24	69	0	0	0	621
Total	17,654	18,647	7,625	1,535	2,296	0	47,757

Net Operating Income (NOI)
Stabilized(1)	19,871	22,840	18,060	4,536	4,695	0	70,002
Non-Stabilized	478	42	140	0	0	0	660
Net operating income	$20,349	$22,882	$18,200	$4,536	$4,695	$0	$70,662

Reconciliation of NOI to net income (loss) available to common shareholders
Interest (expense) income	$(9,767)	$(11,847)	$(8,470)	$(1,890)	$(2,002)	$10	$(33,966)
Depreciation/amortization	(6,971)	(10,251)	(6,287)	(1,732)	(1,420)	(1,065)	(27,726)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,570)	(2,570)
Other expenses	0	0	0	0	0	(844)	(844)
Other income	0	0	0	0	0	536	536
Gain on sale of other investments	0	0	0	0	0	54	54
Net income (loss)	3,611	784	3,443	914	1,273	(3,879)	6,146
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,347)	(1,347)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	82	82
Net income (loss) attributable to Investors Real Estate Trust	3,611	784	3,443	914	1,273	(5,144)	4,881
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,611	$784	$3,443	$914	$1,273	$(6,330)	$3,695

(1)	For Three and Six Months ended October 31, 2008, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.
Total number of units, 328. Occupancy % for the three and six months ended October 31, 2008, 93.8% and 89.5%, respectively.

Commercial Office -	401 South Main, Minot, ND and Bismarck 715 E Broadway, Bismarck, ND. Total square footage, 30,943. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2008, 66.0% and 66.7%, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
2nd Quarter Fiscal 2010 vs. 2nd Quarter Fiscal 2009

Segments	Stabilized Properties		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	91.7%	95.0%	91.5%	94.9%
Commercial Office	88.4%	88.7%	87.4%	88.8%
Commercial Medical	93.5%	96.2%	93.7%	95.6%
Commercial Industrial	87.4%	97.3%	88.1%	97.3%
Commercial Retail	87.1%	88.8%	87.1%	88.8%

Stabilized Economic Occupancy Levels by Segment
100.00%
98.00%
96.00%
94.00%
92.00%
90.00%
88.00%
86.00%
84.00%
82.00%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
2nd Quarter Fiscal 2010
2nd Quarter Fiscal 2009

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2009

	Three Months Ended October 31, 2009
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	0	160,949	160,949	218,340	(57,391)
Commercial Medical	1,300	37,194	38,494	5,631	32,863
Commercial Industrial	0	0	0	131,675	(131,675)
Commercial Retail	45,198	88,110	133,308	74,051	59,257
Total All Segments	46,498	286,253	332,751	429,697	(96,946)

Weighted Average Rental Rates(3)
Commercial Office	$0.00	$11.53	$11.53	$11.14	$0.39	3.5%
Commercial Medical	19.25	21.55	21.47	19.57	1.90	9.7%
Commercial Industrial	0.00	0.00	0.00	3.30	(3.30)	0.0%
Commercial Retail	16.03	8.11	10.79	6.33	4.46	70.5%
Total All Segments	$16.12	$11.78	$12.38	$8.02	$4.36	54.4%

	Six Months Ended October 31, 2009
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	17,540	329,550	347,090	321,908	25,182
Commercial Medical	15,030	45,259	60,289	31,085	29,204
Commercial Industrial	0	92,901	92,901	266,062	(173,161)
Commercial Retail	70,747	132,038	202,785	98,802	103,983
Total All Segments	103,317	599,748	703,065	717,857	(14,792)

Weighted Average Rental Rates
Commercial Office	$7.17	$11.54	$11.32	$12.11	$(0.79)	(6.5%)
Commercial Medical	19.34	21.55	21.00	20.88	0.12	0.6%
Commercial Industrial	0.00	3.21	3.21	3.18	0.03	0.9%
Commercial Retail	12.95	6.80	8.95	7.66	1.29	16.8%
Total All Segments	$12.90	$9.97	$10.40	$8.57	$1.83	21.4%

	Three Months Ended October 31, 2009			Six Months Ended October 31, 2009
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	0.0	3.3	3.3	2.9	3.4	3.3
Commercial Medical	6.0	6.0	6.0	5.7	4.9	5.1
Commercial Industrial	0.0	0.0	0.0	0.0	5.8	5.8
Commercial Retail	0.4	3.2	2.8	3.4	3.0	3.1
Total All Segments	2.3	3.8	3.7	3.7	3.6	3.6

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2009

	2nd Quarter Fiscal 2010 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$0	$583,909	$583,909	$198,061	$782,224	$980,285
Commercial Medical	19,500	940,045	959,545	98,164	1,070,171	1,168,335
Commercial Industrial	0	0	0	0	71,400	71,400
Commercial Retail	0	5,389	5,389	348,988	11,684	360,672
Subtotal	$19,500	$1,529,343	$1,548,843	$645,213	$1,935,479	$2,580,692

Tenant Improvements per square foot
Commercial Office	$0.00	$3.63	$3.63	$0.00	$2.37	$2.82
Commercial Medical	15.00	25.27	24.93	6.53	23.65	19.38
Commercial Industrial	0.00	0.00	0.00	0.00	0.77	0.77
Commercial Retail	0.00	0.06	0.04	4.93	0.09	1.78
All Segments	$0.42	$5.34	$4.65	$6.24	$3.23	$3.67

Leasing Costs
Commercial Office	$0	$524,578	$524,578	$43,960	$816,218	$860,178
Commercial Medical	17,781	243,335	261,116	58,971	264,221	323,192
Commercial Industrial	0	0	0	0	81,789	81,789
Commercial Retail	3,560	23,136	26,696	209,515	95,573	305,088
Subtotal	$21,341	$791,049	$812,390	$312,446	$1,257,801	$1,570,247

Leasing Costs per square foot
Commercial Office	$0.00	$3.26	$3.26	$0.00	$2.48	$2.48
Commercial Medical	13.68	6.54	6.78	3.92	5.84	5.36
Commercial Industrial	0.00	0.00	0.00	0.00	0.88	0.88
Commercial Retail	0.08	0.26	0.20	2.96	0.72	1.50
All Segments	$0.46	$2.76	$2.44	$3.02	$2.10	$2.23

Tenant Improvements and Leasing Costs
Commercial Office	$0	1,108,487	1,108,487	$242,021	$1,598,442	$1,840,463
Commercial Medical	37,281	1,183,380	1,220,661	157,135	1,334,392	1,491,527
Commercial Industrial	0	0	0	0	153,189	153,189
Commercial Retail	3,560	28,525	32,085	558,503	107,257	665,760
Total	$40,841	$2,320,392	$2,361,233	$957,659	$3,193,280	$4,150,939

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$0.00	$6.89	$6.89	$0.00	$4.85	$5.30
Commercial Medical	28.68	31.82	31.71	10.45	29.48	24.74
Commercial Industrial	0.00	0.00	0.00	0.00	0.00	0.00
Commercial Retail	0.08	0.32	0.24	7.89	0.81	3.28
All Segments	$0.88	$8.11	$7.10	$9.27	$5.32	$5.90

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	10/31/2009	07/31/2009	04/30/2009	01/31/2009	10/31/2008
Number of Units	9,669	9,645	9,645	9,645	9,564
Average Investment Per Unit
Stabilized	$55,479	$55,179	$54,960	$54,790	$54,523
Non-Stabilized	77,214	81,566	82,555	62,537	47,883
	$56,452	$56,298	$56,130	$55,082	$54,303

Average Scheduled Rent per Unit
Stabilized	$713	$711	$711	$708	$705
Non-Stabilized	723	714	712	631	617
	$714	$711	$711	$705	$702

Total Receipts per Unit
Stabilized	$664	$660	$671	$678	$681
Non-Stabilized	654	659	603	558	567
	$664	$660	$668	$674	$677
Occupancy %
Stabilized	91.7%	91.1%	93.1%	94.4%	95.0%
Non-Stabilized	88.7%	91.2%	83.4%	86.8%	93.8%
	91.5%	91.1%	92.7%	94.2%	94.9%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.7%	44.6%	43.8%	46.1%	44.3%
Non-Stabilized	32.3%	50.6%	55.1%	54.1%	47.3%
Total	44.1%	44.9%	44.3%	46.4%	44.4%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2009

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	232	10.0%	909,591	8.7%
St. Lukes Hospital of Duluth, Inc.	6	69	3.5%	198,775	1.9%
Fairview Health	8	53	2.6%	179,831	1.7%
Applied Underwriters	3	88	2.2%	141,724	1.4%
Best Buy Co., Inc. (NYSE: BBY)	2	13	2.0%	224,650	2.1%
HealthEast Care System	1	112	1.7%	114,316	1.1%
UGS Corp.	1	22	1.6%	122,567	1.2%
Microsoft (NASDAQ: MSFT)	1	46	1.5%	122,040	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)(2)	2	44	1.5%	424,147	4.1%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	21	1.4%	82,725	0.8%
Total/Weighted Average		104	28.0%	2,520,366	24.2%

(1)	See Definitions on page 26.
(2)
Smurfit-Stone Container has filed bankruptcy under Chapter 11 of the Bankruptcy Code.  Smurfit–Stone Container has assumed both of its leases with us and is current on all rent payments under its leases with us.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of October 31, 2009

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent *	Average Rental Rate	% of Annualized Rent
Commercial Office
2010	27	194,566	4.5%	$2,050,708	$10.54	3.8%
2011	77	727,303	17.0%	8,764,144	12.05	16.4%
2012	61	834,321	19.5%	11,305,453	13.55	21.2%
2013	34	513,456	12.0%	6,559,195	12.77	12.3%
2014	36	535,088	12.5%	6,974,751	13.03	13.0%
2015 and thereafter	72	1,475,535	34.5%	17,824,887	12.08	33.3%
	307	4,280,269	100.0%	$53,479,138	$12.49	100.0%

Commercial Medical
2010	10	31,579	1.4%	$640,173	$20.27	1.6%
2011	15	64,387	2.9%	1,152,622	17.90	2.9%
2012	30	102,335	4.6%	2,091,674	20.44	5.3%
2013	19	71,371	3.2%	1,214,062	17.01	3.1%
2014	24	146,515	6.7%	3,061,754	20.90	7.8%
2015 and thereafter	97	1,793,505	81.2%	31,152,171	17.37	79.3%
	195	2,209,692	100.0%	$39,312,456	$17.79	100.0%

Commercial Industrial
2010	1	23,782	0.9%	$141,406	$5.95	1.4%
2011	15	1,072,579	42.4%	3,607,688	3.36	36.9%
2012	5	381,157	15.0%	1,213,844	3.18	12.4%
2013	3	214,335	8.5%	1,073,159	5.01	11.0%
2014	5	169,396	6.7%	786,164	4.64	8.0%
2015 and thereafter	9	671,224	26.5%	2,968,514	4.42	30.3%
	38	2,532,473	100.0%	$9,790,775	$3.87	100.0%

Commercial Retail
2010	27	141,478	12.0%	$683,269	$4.83	7.2%
2011	51	213,526	18.1%	2,049,158	9.60	21.5%
2012	32	235,034	20.0%	1,344,348	5.72	14.1%
2013	16	72,561	6.2%	498,583	6.87	5.2%
2014	19	64,677	5.5%	761,785	11.78	8.0%
2015 and thereafter	35	449,510	38.2%	4,195,815	9.33	44.0%
	180	1,176,786	100.0%	$9,532,958	$8.10	100.0%

Commercial Total
2010	65	391,405	3.8%	$3,515,556	$8.98	3.2%
2011	158	2,077,795	20.4%	15,573,612	7.50	13.9%
2012	128	1,552,847	15.2%	15,955,319	10.27	14.2%
2013	72	871,723	8.6%	9,344,999	10.72	8.3%
2014	84	915,676	9.0%	11,584,454	12.65	10.3%
2015 and thereafter	213	4,389,774	43.0%	56,141,387	12.79	50.1%
	720	10,199,220	100.0%	$112,115,327	$10.99	100.0%

* Annualized Rent is monthly scheduled rent as of October 31, 2009 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2010 ACQUISITION SUMMARY
as of October 31, 2009
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	October 31, 2009 Leased Percentage	Acquisition Cost

Clive 2075 NW 94th Street	Clive, IA	Commercial Industrial	August 5, 2009	42,510	100%	100%	$3,350
Minot 2505 16th Street SW	Minot, ND	Commercial Office	October 1, 2009	15,000	93.8%	93.8%	2,400
			Total Square Feet	57,510			$5,750
			Total Units	0

Definitions
October 31, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.